August 27, 2019

Via EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0506

Re:   Separate Account VL E

➢	File No.811-04733, CIK 0000796524

Rule 30b2-1 Filing
Dear Commissioners:
As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Premier Life Insurance Company (the “Company”), on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual report for the Fidelity Variable Insurance Products Fund dated June 30, 2019. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.
 Pursuant to Rule 30d-1 under the Act, Fidelity Variable Insurance Products Fund has filed, or will file, its semi-annual report with the Commission under separate cover.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Premier Life Insurance Company